Accounts receivable, net	12 Months Ended
Dec. 31, 2013
Accounts receivable, net

12    Accounts receivable, net

(in millions of Canadian dollars)	2013	2012
Freight	$408	$410
Non-freight	192	155

	600	565
Allowance for doubtful accounts	(20)	(19)

Total accounts receivable, net	$580	$546

The Company maintains an allowance for doubtful accounts based on expected collectability of accounts receivable. Credit losses are based on specific identification of uncollectible accounts, the application of historical percentages by aging category and an assessment of the current economic environment. At December 31, 2013, allowances of $20 million (2012 – $19 million) were recorded in “Accounts receivable, net”. During 2013, $3 million of doubtful accounts (2012 – $3 million; 2011 – $2 million) were expensed and recorded within “Purchased services and other”.